HIGH NET WORTH INVESTORS - CAPITAL APPRECIATION
ALLIANCE SELECT INVESTOR SERIES Small Cap Growth Portfolio

Annual Report
October 31, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                        Investment Products Offered
                        ---------------------------
                        o Are Not FDIC Insured
                        o May Lose Value
                        o Are Not Bank Guaranteed
                        --------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

LETTER TO SHAREHOLDERS
December 20, 2002


Dear Shareholder:
The following report highlights the performance and investment strategy of Alliance Select Investor Series Small Cap Growth Portfolio (the "Portfolio") for the annual reporting period ended October 31, 2002.

Investment Objective and Policies
This open-end fund seeks long-term growth of capital. The Portfolio's investment policies, which are aggressive, focus on stocks of companies with relatively small market capitalizations that are demonstrating improving fundamentals and favorable earnings momentum. The management team may seek to enhance returns through short sales, leverage, options, futures and forward contracts. These techniques provide the opportunity to reap greater returns but entail greater risks than more traditional investment strategies. The Portfolio is designed for sophisticated investors who appreciate the potential and the risks inherent in such strategies.

Investment Results
The following table provides performance data for the Portfolio and its benchmark, the Russell 2500 Growth Index, for the six-and 12-month periods ended October 31, 2002.


   INVESTMENT RESULTS*
   Periods Ended October 31, 2002
                                                               Total Returns
                                                          ----------------------
                                                          6 Months     12 Months
--------------------------------------------------------------------------------
   ASIS Small Cap
   Growth Portfolio
     Class A                                               -27.45%      -21.48%
--------------------------------------------------------------------------------

  Class B                                                  -27.78%      -22.00%
--------------------------------------------------------------------------------
     Class C                                               -27.69%      -22.00%
--------------------------------------------------------------------------------
     Russell 2500 Growth Index                             -26.19%      -20.64%
--------------------------------------------------------------------------------

* The Portfolio's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

   The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher forecasted growth values. The unmanaged Russell 2500 Growth Index is comprised of 2500 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Select Investor Series Small Cap Growth Portfolio.

   Additional investment results appear on pages 6-9.


Hurt by continued uncertainty regarding the pace of an economic recovery and the potentially negative impact a


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                  Alliance Select Investor Series Small Cap Growth Portfolio o 1
stalled economy could have on future earnings prospects, small-cap growth stocks declined sharply over the six-month period ended October 31, 2002. The Portfolio's Class A shares declined 27.45% over the six-month period, modestly trailing the Russell 2500 Growth Index which declined 26.19% over the same time frame. Strong stock selection in the industrial and consumer sectors of the Portfolio was more than offset by disappointing stock selection in the health care and technology sectors. Selective short sales during the period made a positive contribution to the Portfolio's returns while sector allocations were roughly neutral.

Benefiting from a sharp rise early in the period, returns over the 12-month period fared somewhat better than the past six months, but the returns were still down significantly. For the past 12 months, the Portfolio's Class A shares declined 21.48%, modestly trailing the Russell 2500 Growth Index's decline of 20.64%.

Investment Review
The weakness of small-cap growth stocks over the six-month period was notable for its magnitude as well as its breadth. All economic sectors lost more than 10% of their value during the period, with the worst performing sector, technology, declining 38% during the period. Even perceived safe havens such as health care and consumer staples declined 22% and 14%, respectively, over the six-month period. Consistent with the pattern experienced over much of the past two years, small-cap value strategies outperformed small-cap growth-oriented strategies.

Given its emphasis on faster-growing companies, the headwind associated with growth-oriented strategies disproportionately impacted the Portfolio's returns over the six-month period. Although stock selection was strong in the industrial and consumer sectors of the Portfolio, disappointing stock selection in health care and technology more than offset the relative gains in these areas. In the aggregate, stock selection was negative for the period. Sector allocations were roughly neutral to relative returns, with the benefit of a modest underweight in technology largely offset by an underweight in the financial services sector. Selective short positions made a favorable contribution to both absolute and relative returns.

Two biotechnology companies, The Medicines Co. and Intermune, topped the list of strongest contributors to the period's performance with gains of 56% and 48%, respectively. While both stocks benefited from a seasonal rally in product-based biotechnology stocks during the last month of the period, The Medicines Co. has also subsequently benefited from a favorable outcome to an important clinical trial. LeapFrog Enterprises, a developer of interactive educational toys, gained more than 70% during the period, as investors reacted favorably to the company's exceptionally strong third-quarter results. Although positive absolute returns were difficult to come by in the technology sector, Hyperion


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2 o Alliance Select Investor Series Small Cap Growth Portfolio

Solutions, a developer of business intelligence software did manage to buck the trend. Despite the depressed technology-spending environment, Hyperion has managed to grow its bottom line by focusing on solutions that enable corporate decision-makers to manage their business more effectively. PrivateBancorp, a provider of banking and trust services to high-net worth individuals has also performed exceptionally well as it continues to exploit an under-served niche.

The strong relative gains in the industrial segment of the Portfolio benefited from continued strong performance of several of the Portfolio's defense-related investments, including Alliant Techsystems, L-3 Communications and United Defense Industries.

Given the exceptionally difficult environment for technology stocks, it is perhaps not surprising that several of the period's biggest disappointments were in this sector. Among them were semiconductor manufacturers Semtech and Cypress Semiconductor, as well as Aeroflex, a provider of semiconductor-testing solutions. Results at all three of these companies have been negatively impacted by weak end-market demand and continued competitive pressures. Entertainment software publisher, THQ, Inc., also performed poorly during the period after the company lowered its 2003 outlook because of slower-than-expected sales of Nintendo GameBoy and GameCube sales.

Within the health care sector of the Portfolio, Endocare and Therasense were two of the period's biggest disappointments. Each of these stocks lost more than half of their value following announcements that quarterly earnings would fall short of Street expectations. Finally, biotech-company, Transkaryotic Therapies, also declined sharply following a delayed decision surrounding the approval of one of its important products under development.

The Portfolio's opportunistic short exposure benefited both absolute and relative returns during the period. Among the biggest contributors, were a provider of sales and marketing services to the pharmaceutical industry, a maker of computer security systems and a provider of specialty coatings to the medical device industry.

Outlook
Although small-cap growth stocks have recently rallied from an oversold condition, earnings visibility for the remainder of the year and 2003 still remains limited. Earnings revision trends reflect this condition. After showing some improvement earlier in the year, revision trends have recently deteriorated across all but two economic sectors--health care and energy. Potentially troubling is a deterioration in consumer earnings trends given the proximity to the important holiday selling season, as well as the significant role the consumer has played throughout the recovery.


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                  Alliance Select Investor Series Small Cap Growth Portfolio o 3

While earnings expectations may have factored in an overly optimistic view of how quickly the economy would recover, inputs from numerous company contacts would suggest that the economy does, in fact, remain on the mend, albeit at a slower pace than many would have hoped. Accordingly, cost structures have been appropriately adjusted, with most management teams planning for only stable-to-limited improvements in end-market demand over the coming months. Commenting specifically on the consumer, soft apparel sales in August and September improved significantly as weather turned cooler in October. Purchases of other discretionary categories are likely to benefit from continued stabilization in the job market and increased refinancing activity, which will provide improved consumer liquidity in time for the important holiday shopping season.

Given the mixed economic outlook, the Portfolio has maintained a diversified approach to its investments with commitments to both cyclical and more defensively positioned companies. We view the recent slowdown in growth as a reflection of a pause in the recovery and not the early signs of a double-dip recession, and have positioned the Portfolio accordingly. Presently the Portfolio is overweight in the health care and energy sectors, the only two sectors with favorable earnings revision trends. The consumer, technology, and industrial sectors are all roughly market weight, with underweighted positions in financial services and utilities. Given the recent rally in the small-cap growth markets--a run-up that has been led by beaten-up companies with poor fundamentals--the Portfolio has only minimal short exposure.

While the environment remains challenging and growth-style investing very much out of favor, we remain commited to our belief in investments in high-quality, rapidly growing companies showing favorable earnings momentum.


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4 o Alliance Select Investor Series Small Cap Growth Portfolio

Thank you for your continued interest and investment in Alliance Select Investor Series Small Cap Growth Portfolio. We look forward to reporting to you again on market activity and the Portfolio's investment results in the coming periods.

Sincerely,


/S/ John D. Carifa


John D. Carifa
Chairman and President


/S/ Bruce k. Aronow


Bruce K. Aronow
Vice President


[PHOTO]

John D. Carifa


[PHOTO]

Bruce K. Aronow


Bruce K. Aronow, Portfolio Manager, has over 14 years of investment experience.


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                  Alliance Select Investor Series Small Cap Growth Portfolio o 5

PERFORMANCE UPDATE

ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
1/31/01* - 10/31/02

ASIS Small Cap Growth Portfolio: $5,580
Russell 2500 Growth Index: $5,799

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                ASIS Small Cap Fund        Russell 2500 Growth Index
--------------------------------------------------------------------------------
 10/31/01*              9576                         10000
 10/31/01               7107                          7307
 10/31/02               5580                          5799


This chart illustrates the total value of an assumed $10,000 investment in Alliance Select Investor Series Small Cap Growth Portfolio Class A shares (from 1/31/01* to 10/31/02) as compared to the performance of an appropriate broad-based index. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher forecasted growth values. The unmanaged Russell 2500 Growth Index is comprised of 2500 of the largest capitalized companies that are traded in the United States.

When comparing Alliance Select Investor Series Small Cap Growth Portfolio to the index shown above, you should note that no charges or expenses are reflected in the performance of the index.An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Select Investor Series Small Cap Growth Portfolio.

* Closest month-end after Portfolio's Class A share inception date of 1/25/01.


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6 o Alliance Select Investor Series Small Cap Growth Portfolio

PERFORMANCE UPDATE

ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                                [BAR CHART OMITTED]

          Alliance Select Investor Series Small Cap Growth Portfolio -
                           Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                     Alliance Select Investor Series    Russell 2500
                       Small Cap Growth Portfolio       Growth Index
--------------------------------------------------------------------------------
      10/31/01*                  -24.60%                   -26.93%
      10/31/02                   -21.48%                   -20.64%

Past performance is no guarantee of future results. The Portfolio's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Total returns for Class B and Class C shares will vary due to different expenses associated with these classes.

The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher forecasted growth values. The unmanaged Russell 2500 Growth Index is comprised of 2500 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Select Investor Series Small Cap Growth Portfolio.

* The Portfolio's return for the period ended 10/31/01 is from the Portfolio's inception date of 1/25/01 through 10/31/01. The benchmark's return for the period ended 10/31/01 is from 1/31/01 through 10/31/01.





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                  Alliance Select Investor Series Small Cap Growth Portfolio o 7

PORTFOLIO SUMMARY
October 31, 2002


ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO

INCEPTION DATES
Class A Shares
1/25/01
Class B Shares
1/25/01
Class C Shares
1/25/01

PORTFOLIO STATISTICS
Net Assets ($mil): $3.2

SECTOR BREAKDOWN
   24.5% Consumer Services
   23.5% Health Care
   20.2% Technology
   12.5% Finance
    6.2% Energy
    4.9% Basic Industry
    4.1% Capital Goods
    2.7% Transportation
    1.4% Aerospace & Defense

[GRAPHIC OMITTED]

COUNTRY BREAKDOWN
   96.6% United States
    3.4% Canada

[GRAPHIC OMITTED]

All data as of October 31, 2002. The Portfolio's industry and country breakdowns are expressed as a percentage of total investments and may vary over time.


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8 o Alliance Select Investor Series Small Cap Growth Portfolio

INVESTMENT RESULTS


AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2002


Class A Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
                    1 Year        -21.48%                   -24.78%
           Since Inception*       -25.71%                   -27.50%

Class B Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
                    1 Year        -22.00%                   -25.12%
           Since Inception*       -26.20%                   -27.47%

Class C Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
                    1 Year        -22.00%                   -22.78%
           Since Inception*       -26.20%                   -26.20%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2002)

                            Class A           Class B         Class C
                            Shares            Shares          Shares
--------------------------------------------------------------------------------
             1 Year        -21.10%           -21.52%         -19.06%
    Since Inception*       -29.82%           -29.80%         -28.52%

The Portfolio's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Portfolio can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Portfolio may at times be concentrated in a particular sector or industry group and, therefore, may be subject to greater risk. The Portfolio can invest in small- to mid- capitalization companies. These investments may be more volatile than investments in large capitalization companies.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Inception date for all share classes: 1/25/01.


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                  Alliance Select Investor Series Small Cap Growth Portfolio o 9

TEN LARGEST HOLDINGS
October 31, 2002

                                                                   Percent of
Company                                     U.S. $ Value           Net Assets
--------------------------------------------------------------------------------
CDW Computer Centers, Inc.                  $  63,624                 2.0%
--------------------------------------------------------------------------------
ScanSource, Inc.                               60,100                 1.8
--------------------------------------------------------------------------------
Iron Mountain, Inc.                            59,241                 1.8
--------------------------------------------------------------------------------
Integrated Circuit Systems, Inc.               57,232                 1.8
--------------------------------------------------------------------------------
Amphenol Corp. Cl. A                           53,900                 1.7
--------------------------------------------------------------------------------
PrivateBancorp, Inc.                           52,346                 1.6
--------------------------------------------------------------------------------
Pactiv Corp.                                   51,584                 1.6
--------------------------------------------------------------------------------
The Medicines Co.                              47,916                 1.5
--------------------------------------------------------------------------------
Trimeris, Inc.                                 47,457                 1.5
--------------------------------------------------------------------------------
Hyperion Solutions Corp.                       45,900                 1.4
--------------------------------------------------------------------------------
                                            $ 539,300                16.7%

MAJOR PORTFOLIO CHANGES
Six Months Ended October 31, 2002
                                         ---------------------------------------
                                                        Shares
                                         ---------------------------------------
Purchases                                  Bought       Holdings 10/31/02
--------------------------------------------------------------------------------
Regal Entertaiment Group Cl. A              1,900                   1,900
--------------------------------------------------------------------------------
Activision, Inc.                            1,800                   1,800
--------------------------------------------------------------------------------
American Capital Strategies, Ltd.           1,800                   1,800
--------------------------------------------------------------------------------
Cognos, Inc. (Canada)                       1,800                   1,800
--------------------------------------------------------------------------------
Scios, Inc.                                 1,300                   1,300
--------------------------------------------------------------------------------
Hewitt Associates, Inc.                     1,100                   1,100
--------------------------------------------------------------------------------
InterMune, Inc.                             1,100                   1,100
--------------------------------------------------------------------------------
Accredo Health, Inc.                          900                     900
--------------------------------------------------------------------------------
Imation Corp.                                 800                     800
--------------------------------------------------------------------------------
StanCorp Financial Group, Inc.                800                     800
--------------------------------------------------------------------------------

                                         ---------------------------------------
                                                        Shares
                                         ---------------------------------------
Sales                                      Sold           Holdings 10/31/02
--------------------------------------------------------------------------------
Intertape Polymer Group, Inc. (Canada)      5,000                      -0-
--------------------------------------------------------------------------------
SICOR, Inc.                                 4,500                      -0-
--------------------------------------------------------------------------------
Take-Two Interactive Software, Inc.         2,500                      -0-
--------------------------------------------------------------------------------
Business Objects SA (ADR) (France)          1,800                      -0-
--------------------------------------------------------------------------------
THQ, Inc.                                   1,800                      -0-
--------------------------------------------------------------------------------
Priority Healthcare Corp. Cl. B             1,700                     800
--------------------------------------------------------------------------------
West Corp.                                  1,700                      -0-
--------------------------------------------------------------------------------
Microchip Technology, Inc.                  1,500                      -0-
--------------------------------------------------------------------------------
Elantec Semiconductor, Inc.                 1,300                      -0-
--------------------------------------------------------------------------------
Electronic Arts, Inc.                       1,000                      -0-


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10 o Alliance Select Investor Series Small Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS
October 31, 2002


Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS-94.0%

Consumer Services-23.0%
Advertising-0.9%
Getty Images, Inc.(a) ............................         1,000    $    28,660
                                                                    -----------

Apparel-1.0%
Chicos FAS, Inc.(a) ..............................           900         17,370
Christopher & Banks Corp.(a) .....................           600         16,020
                                                                    -----------
                                                                         33,390
                                                                    -----------
Broadcasting & Cable-3.1%
Hispanic Broadcasting Corp.(a) ...................         2,000         43,000
Radio One, Inc. Cl. D(a) .........................         1,900         31,692
ValueVision Media, Inc. Cl. A(a) .................         1,900         25,118
                                                                    -----------
                                                                         99,810
                                                                    -----------
Entertainment & Leisure-3.6%
Action Performance Cos., Inc. ....................           600         12,384
Activision, Inc.(a) ..............................         1,800         36,900
Hollywood Entertainment Corp.(a) .................         1,500         29,490
Regal Entertainment Group Cl. A(a) ...............         1,900         36,670
                                                                    -----------
                                                                        115,444
                                                                    -----------
Gaming-1.6%
Alliance Gaming Corp.(a) .........................         1,400         23,464
Station Casinos, Inc.(a) .........................         1,600         28,784
                                                                    -----------
                                                                         52,248
                                                                    -----------
Restaurants & Lodging-0.1%
Ruby Tuesday, Inc. ...............................           200          3,490
                                                                    -----------

Retail-General Merchandise-5.7%
Big Lots, Inc.(a) ................................         1,800         29,880
CDW Computer Centers, Inc.(a) ....................         1,200         63,624
Group 1 Automotive, Inc.(a) ......................           100          2,114
Rent-A-Center, Inc.(a) ...........................           900         39,915
Ultimate Electronics, Inc.(a) ....................         1,700         22,406
Williams-Sonoma, Inc.(a) .........................         1,000         23,800
                                                                    -----------
                                                                        181,739
                                                                    -----------

Toys-0.6%
Leapfrog Enterprises, Inc.(a) ....................           700         19,131
                                                                    -----------


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                 Alliance Select Investor Series Small Cap Growth Portfolio o 11


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Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------

Miscellaneous-6.4%
Corporate Executive Board Co.(a) .................           900    $    29,871
Iron Mountain, Inc.(a)(b) ........................         2,100         59,241
MSC Industrial Direct Co., Inc. Cl. A(a)(b)  .....         2,400         31,104
ScanSource, Inc.(a) ..............................         1,000         60,100
Strayer Education, Inc.(b) .......................           500         26,575
                                                                    -----------
                                                                        206,891
                                                                    -----------
                                                                        740,803
                                                                    -----------

Healthcare-22.1%
Biotechnology-8.4%
Abgenix, Inc.(a) .................................         2,800         19,040
Charles River Laboratories
  International, Inc.(a)..........................           900         33,075
InterMune, Inc.(a) ...............................         1,100         40,403
Scios, Inc.(a) ...................................         1,300         37,518
The Medicines Co.(a) .............................         3,300         47,916
Trimeris, Inc.(a) ................................           900         47,457
United Therapeutics Corp.(a)(b) ..................         2,900         43,355
                                                                    -----------
                                                                        268,764
                                                                    -----------
Drugs-1.9%
Axcan Pharma, Inc. (Canada)(a)(b) ................         2,800         29,820
Martek Biosciences Corp.(a) ......................         2,000         31,440
                                                                    -----------
                                                                         61,260
                                                                    -----------
Medical Products-4.4%
Align Technology, Inc.(a) ........................         2,500          4,425
American Medical Systems Holdings, Inc.(a) .......         1,500         20,985
Conceptus, Inc.(a) ...............................         1,900         26,467
Integra LifeSciences Holdings(a) .................         2,200         30,404
OraSure Technologies, Inc.(a) ....................         3,500         17,780
PSS World Medical, Inc.(a) .......................         4,200         32,088
Therasense, Inc.(a) ..............................         1,700         10,149
                                                                    -----------
                                                                        142,298
                                                                    -----------
Medical Services-7.4%
Accredo Health, Inc.(a) ..........................           900         41,652
AmerisourceBergen Corp. Cl. A ....................           344         24,476
Community Health Care(a) .........................         1,300         30,550
LifePoint Hospitals, Inc.(a) .....................           600         18,810
Medical Staffing Network Holdings, Inc.(a) .......         1,800         24,012
Option Care, Inc.(a) .............................         2,400         18,720
Pediatrix Medical Group, Inc.(a) .................           700         28,000
Priority Healthcare Corp. Cl. B(a) ...............           800         19,432
Stericycle, Inc.(a) ..............................         1,000         33,300
                                                                    -----------
                                                                        238,952
                                                                    -----------
                                                                        711,274
                                                                    -----------


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12 o Alliance Select Investor Series Small Cap Growth Portfolio

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------

Technology-19.0%
Computer Hardware-0.1%
Avocent Corp.(a) .................................           200    $     4,000
                                                                    -----------

Computer Peripherals-1.0%
Imation Corp.(a) .................................           800         32,736
                                                                    -----------

Computer Services-1.0%
Hewitt Associates, Inc.(a) .......................         1,100         32,395
                                                                    -----------

Contract Manufacturing-0.8%
Semtech Corp.(a) .................................         1,700         24,021
                                                                    -----------

Semiconductor Capital Equipment-1.2%
Brooks-PRI Automation, Inc.(a) ...................         1,200         18,348
Varian Semiconductor Equipment
   Associates, Inc.(a)(b) ........................           800         19,056
                                                                    -----------
                                                                         37,404
                                                                    -----------
Semiconductor Components-5.2%
ATMI, Inc.(a) ....................................         2,000         36,780
ChipPAC, Inc.(a) .................................        10,500         27,835
Cypress Semiconductor Corp.(a)(b) ................         2,200         12,364
Fairchild Semiconductor Corp. Cl. A(a) ...........         2,900         34,510
Integrated Circuit Systems, Inc.(a) ..............         2,800         57,232
                                                                    -----------
                                                                        168,721
                                                                    -----------
Software-3.9%
Cognos, Inc. (Canada)(a) .........................         1,800         35,676
Hyperion Solutions Corp.(a) ......................         1,700         45,900
Informatica Corp.(a)(b) ..........................         6,000         31,200
MatrixOne, Inc.(a)(b) ............................         1,600          4,208
NetIQ Corp.(a)(b) ................................           700          9,877
                                                                    -----------
                                                                        126,861
                                                                    -----------
Miscellaneous-5.8%
Aeroflex, Inc.(a) ................................         4,600         26,634
Amphenol Corp. Cl. A(a) ..........................         1,400         53,900
Exar Corp.(a) ....................................         2,300         28,980
Plantronics, Inc.(a) .............................         1,400         20,972
Power-One, Inc.(a) ...............................         2,900         15,605
Tektronix, Inc.(a)(b) ............................         2,300         40,641
                                                                    -----------
                                                                        186,732
                                                                    -----------
                                                                        612,870
                                                                    -----------
Finance-11.8%
Banking - Money Center-2.6%
Commerce Bancorp, Inc. ...........................           700         32,137
PrivateBancorp, Inc. .............................         1,400         52,346
                                                                    -----------
                                                                         84,483
                                                                    -----------


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                 Alliance Select Investor Series Small Cap Growth Portfolio o 13

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------

Banking - Regional-1.1%
American Capital Strategies, Ltd. ................         1,800    $    35,388
                                                                    -----------

Brokerage & Money Management-4.1%
A.G. Edwards, Inc. ...............................           900         29,610
Affiliated Managers Group, Inc.(a) ...............           700         36,344
BlackRock, Inc.(a) ...............................           700         25,004
Southwest Bancorp of Texas, Inc.(a) ..............         1,400         39,550
                                                                    -----------
                                                                        130,508
                                                                    -----------
Insurance-1.4%
StanCorp Financial Group, Inc. ...................           800         43,200
                                                                    -----------

Miscellaneous-2.6%
Investors Financial Services Corp.(b) ............         1,300         39,871
Jack Henry & Associates, Inc. ....................           600          6,167
Radian Group, Inc.(b) ............................         1,100         38,797
                                                                    -----------
                                                                         84,835
                                                                    -----------
                                                                        378,414
                                                                    -----------
Energy-5.8%
Domestic Producers-2.3%
Newfield Exploration Co.(a) ......................         1,000         34,990
Pogo Producing Co. ...............................         1,100         39,655
                                                                    -----------
                                                                         74,645
                                                                    -----------
Oil Service-3.5%
Cooper Cameron Corp.(a)(b) .......................           700         32,634
Premcor, Inc.(a) .................................         1,600         32,080
Spinnaker Exploration Co.(a)(b) ..................           900         17,325
W-H Energy Services, Inc.(a) .....................         1,900         31,578
                                                                    -----------
                                                                        113,617
                                                                    -----------
                                                                        188,262
                                                                    -----------
Basic Industry-4.6%
Chemicals-0.9%
Georgia Gulf Corp. ...............................         1,400         30,450
                                                                    -----------

Paper & Forest Products-2.8%
Moore Corp., Ltd. (Canada)(a) ....................         3,400         37,570
Pactiv Corp.(a) ..................................         2,600         51,584
                                                                    -----------
                                                                         89,154
                                                                    -----------
Miscellaneous-0.9%
Philadelphia Suburban Corp. ......................         1,300         27,937
                                                                    -----------
                                                                        147,541
                                                                    -----------
Capital Goods-3.9%
Electrical Equipment-2.3%
Alliant Techsystems, Inc.(a) .....................           550         33,083
United Defense Industries, Inc.(a) ...............         1,700         38,913
                                                                    -----------
                                                                         71,996
                                                                    -----------


--------------------------------------------------------------------------------
14 o Alliance Select Investor Series Small Cap Growth Portfolio

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------
Machinery-0.5%
Navistar International Corp.(a) ..................           700    $    15,694
                                                                    -----------

Miscellaneous-1.1%
Idex Corp. .......................................         1,200         36,048
                                                                    -----------
                                                                        123,738
                                                                    -----------
Transportation-2.5%
Air Freight-2.0%
C.H. Robinson Worldwide, Inc. ....................         1,100         32,527
Expeditors International of Washington, Inc. .....         1,000         31,510
                                                                    -----------
                                                                         64,037
                                                                    -----------
Miscellaneous-0.5%
Atlantic Coast Airlines Holdings, Inc.(a) ........         1,300         17,160
                                                                    -----------
                                                                         81,197
                                                                    -----------
Aerospace & Defense-1.3%
Defense Electronics-1.3%
L-3 Communications Holdings, Inc.(a) .............           900         42,300
                                                                    -----------

Total Common Stocks
   (cost $3,131,037) .............................                    3,026,399
                                                                    -----------

SECURITIES SOLD SHORT-(3.1%)
HealtheTech, Inc.(a) .............................        (5,000)       (34,250)
Magma Design Automation, Inc.(a) .................        (1,100)        (9,383)
Pioneer Natural Resources Co.(a) .................          (500)       (12,435)
Roper Industries, Inc. ...........................          (400)       (15,440)
Secure Computing Corp.(a) ........................        (2,200)        (9,086)
Waste Connections, Inc.(a) .......................          (500)       (18,290)
                                                                    -----------

Total Securities Sold Short
   (proceeds $109,338) ...........................                      (98,884)
                                                                    -----------

Total Investments, Net of Securities
   Sold Short-90.9%
   (cost $3,021,699) .............................                    2,927,515
Other assets less liabilities-9.1% ...............                      293,768
                                                                    -----------

Net Assets-100% ..................................                  $ 3,221,283
                                                                    -----------

(a) Non-income producing security.
(b) Securities, or a portion thereof, with an aggregate market value of $252,324 have been segregated to collateralize short sales.
    See notes to financial statements.



--------------------------------------------------------------------------------
                 Alliance Select Investor Series Small Cap Growth Portfolio o 15

STATEMENT OF ASSETS & LIABILITIES
October 31, 2002

Assets
Investments in securities, at value (cost $3,131,037) ........      $ 3,026,399
Cash .........................................................          221,734
Due from broker for Short Sales ..............................          121,270
Receivable for investment securities sold ....................          111,823
Receivable from Adviser ......................................           16,094
                                                                    -----------
Total assets .................................................        3,497,320
                                                                    -----------
Liabilities
Securities sold short, at value (proceeds $109,338) ..........           98,884
Payable for investment securities purchased ..................           88,017
Distribution fee payable .....................................            1,886
Dividend payable .............................................              125
Accrued expenses and other liabilities .......................           87,125
                                                                    -----------
Total liabilities ............................................          276,037
                                                                    -----------
Net Assets ...................................................      $ 3,221,283
                                                                    -----------
Composition of Net Assets
Capital stock, at par ........................................      $       549
Additional paid-in capital ...................................        5,111,565
Accumulated net realized loss on investments .................       (1,796,647)
Net unrealized depreciation of investment
   transactions ..............................................          (94,184)
                                                                    -----------
                                                                    $ 3,221,283
                                                                    -----------
Calculation of Maximum Offering Price
Class A Shares Net asset value and
redemption price per share
   ($1,004,661/169,679 shares of capital stock
   issued and outstanding) ...................................            $ 5.92
Sales charge--4.25% of public offering price .................              .26
                                                                          ------
Maximum offering price .......................................            $ 6.18
                                                                          ------
Class B Shares
Net asset value and offering price per share
   ($1,577,913/269,624 shares of capital stock
   issued and outstanding) ...................................            $ 5.85
                                                                          ------
Class C Shares
Net asset value and offering price per share
   ($638,709/109,238 shares of capital stock
   issued and outstanding) ...................................            $ 5.85
                                                                          ------

See notes to financial statements.


--------------------------------------------------------------------------------
16 o Alliance Select Investor Series Small Cap Growth Portfolio

STATEMENT OF OPERATIONS
Year Ended October 31, 2002

Investment Income
Dividends............................... $         6,665
Interest................................             112            $     6,777
                                         ---------------
Expenses
Advisory fee............................          56,294
Distribution fee--Class A...............           3,989
Distribution fee--Class B...............          17,581
Distribution fee--Class C...............           8,223
Custodian...............................         154,457
Administrative..........................         116,000
Audit and legal.........................          43,560
Registration............................          41,488
Printing................................          28,999
Transfer agency.........................          24,194
Amortization of offering costs..........          21,419
Directors' fees.........................          18,819
Dividends on securities sold short......             174
Miscellaneous...........................           1,843

Total expenses before interest..........         537,040
Interest expense........................             350
                                         ---------------
Total expenses..........................         537,390
Less: expenses waived and reimbursed
   by the Adviser (see Note B)..........        (391,728)
                                         ---------------
Net expenses............................                           145,662
                                                           ---------------
Net investment loss.....................                          (138,885)
                                                           ---------------
Realized and Unrealized Gain (Loss)
 on Investment Transactions
Net realized gain (loss) on:
   Investment...........................                        (1,008,444)
   Short sales..........................                            76,351
Net change in unrealized
 appreciation/depreciation of:
   Investments..........................                           164,254
   Short sales..........................                            (5,064)
                                                           ---------------
Net loss on investments.................                          (772,903)
                                                           ---------------
Net Decrease in Net Assets
   from Operations......................                   $      (911,788)
                                                           ---------------

See notes to financial statements.



--------------------------------------------------------------------------------
                 Alliance Select Investor Series Small Cap Growth Portfolio o 17

STATEMENT OF CHANGES
IN NET ASSETS

                                                             January 25,
                                            Year Ended        2001* to
                                            October 31,      October 31,
                                               2002             2001
                                         ---------------   ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss..................... $      (138,885)  $      (114,923)
Net realized loss on investment
   transactions.........................        (932,093)         (864,554)
Net change in unrealized appreciation/
   depreciation of investment
   transactions.........................         159,190          (253,374)
                                         ---------------   ---------------
Net decrease in net assets from
  operations                                    (911,788)       (1,232,851)
Capital Stock Transactions
Net increase............................         211,940         5,153,982
                                         ---------------   ---------------
Total increase (decrease)...............        (699,848)        3,921,131
Net Assets
Beginning of period.....................       3,921,131                 -0-
                                         ---------------   ---------------
End of period........................... $     3,221,283   $     3,921,131
                                         ---------------   ---------------

* Commencement of operations.

   See notes to financial statements.


--------------------------------------------------------------------------------
18 o Alliance Select Investor Series Small Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS
October 31, 2002

NOTE A
Significant Accounting Policies
Alliance Select Investors Series, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company currently comprised of four portfolios, the Premier Portfolio, the Technology Portfolio, the BioTechnology Portfolio and the Small Cap Growth Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Small Cap Growth Portfolio. The Small Cap Growth Portfolio (the "Fund") commenced operations on January 25, 2001. The Fund offers Class A, Class B, and Class C shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or, if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed



--------------------------------------------------------------------------------
                 Alliance Select Investor Series Small Cap Growth Portfolio o 19 income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign debt investments and forward exchange currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net change in unrealized appreciation/depreciation of investments.

3. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Offering Expenses
Offering expenses of $130,343 have been fully amortized on a straight-line basis over a one year period.

5. Investment Income and Investment Transactions
Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

6. Income and Expenses
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

7. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles


--------------------------------------------------------------------------------
20 o Alliance Select Investor Series Small Cap Growth Portfolio generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to a net investment loss resulted in a net decrease in accumulated net investment loss, and a corresponding decrease in additional paid-in-capital. This reclassification had no effect on net assets.

NOTE B
Advisory Fee and Other Transactions with Affiliates
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee at an annualized rate of 1.25% of the Fund's average daily net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Class A shares of the Fund in relation to the investment record of the Russell 2500 Growth Index (the "Index"). The Basic Fee may be increased to as much as 1.75% annualized, or decreased to as little as .75%, annualized based on the investment performance of Class A shares of the Fund in relation to the investment record of the Index. The performance period for each such month will be from February 1, 2001 through the current calendar month, until the Advisory Agreement has been in effect for 36 full calendar months, when it will become a rolling 36-month period ending with the current calendar month. For the period from February 1, 2001 through January 31, 2002, the Adviser will receive a minimum fee, payable monthly, equal to .75%, annualized, of the average daily net assets of the Fund for each day included in such annual period. The fee will equal 1.25%, annualized, if the performance of Class A shares equals the performance of the Index. For any period prior to February 1, 2001, the Adviser received a fee equal to .75%, annualized, of the average daily net assets of the Fund, without any performance adjustment. During the year ended October 31, 2002 the effective advisory fee was at the annualized rate of 1.44% of the Fund's average daily net assets.

The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses for the period from January 25, 2001 (commencement of operations of the Fund) to October 31, 2002, to the extent necessary to prevent total Fund operating expenses from exceeding the annual rate of 3.25% of average daily net assets for Class A shares and 3.95% for Class B shares and Class C shares, respectively. Under the Agreement, any waivers or reimbursements made by the Adviser during this period are subject to repayment by the Fund in subsequent periods, but no later than January 31, 2004, provided that repayment does not result in the Fund's aggregate expenses in those subsequent periods exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organiza-


--------------------------------------------------------------------------------
                 Alliance Select Investor Series Small Cap Growth Portfolio o 21 tion costs and initial offering expenses. For the year ended October 31, 2002 expenses in the amount of $275,728 were waived and reimbursed by the Adviser that are subject to repayment.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the year ended October 31, 2002, the Adviser agreed to waive its fees for such services. Such waiver amounted to $116,000.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $17,469 for the year ended October 31, 2002.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $2,397 from the sales of Class A shares and $7,488 and $346 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended October 31, 2002.

Brokerage commissions paid on invest-ment transactions for the year ended October 31, 2002 amounted to $28,151, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $595,929 and $434,223 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $6,476,711 and $6,726,168, respectively, for the year ended October 31, 2002. There were no purchases or sales


--------------------------------------------------------------------------------
22 o Alliance Select Investor Series Small Cap Growth Portfolio of U.S. government or government agency obligations for the year ended October 31, 2002.

At October 31, 2002, the cost of investments for federal income tax purposes was$3,358,601. Accordingly, gross unrealized appreciation of investments was $335,398 and gross unrealized depreciation of investments was $556,262, resulting in net unrealized depreciation of $222,864 (including short sale transactions and excludes foreign currency transactions).

Securities Sold Short
The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of the replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.

Note E:
Distributable Earnings
As of October 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses.................      $    (1,667,967)(a)
Unrealized appreciation/(depreciation)...............             (222,864)(b)
Total accumulated earnings/(deficit).................      $    (1,890,831)

(a) On October 31, 2002, the Fund had a net capital loss carryforward of $1,667,967 of which $840,880 expires in the year 2009 and $827,087 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b) The difference between book-basis unrealized appreciation/(depreciation) is attributable primarily to the tax defferal of losses on wash sales.


--------------------------------------------------------------------------------
                 Alliance Select Investor Series Small Cap Growth Portfolio o 23

NOTE F
Capital Stock
There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                  ----------------------------  --------------------------------
                            Shares                        Amount
                  ----------------------------  --------------------------------
                                  January 25,                  January 25,
                    Year Ended       2001* to     Year Ended      2001* to
                   October 31,    October 31,    October 31,   October 31,
                          2002           2001           2002          2001
--------------------------------------------------------------------------------
Class A
Shares sold             77,915        245,480     $  588,418   $ 2,402,376
--------------------------------------------------------------------------------
Shares redeemed        (91,476)       (62,240)      (675,472)     (541,631)
--------------------------------------------------------------------------------
Net increase
(decrease)             (13,561)       183,240     $  (87,054)  $ 1,860,745
================================================================================
Class B
Shares sold            178,686        235,979     $1,265,276   $ 2,596,194
--------------------------------------------------------------------------------
Shares redeemed       (123,545)       (21,496)      (868,446)     (509,540)
--------------------------------------------------------------------------------
Net increase            55,141        214,483     $  396,830   $ 2,086,654
================================================================================
Class C
Shares sold             24,090        130,635     $  196,819   $ 1,259,259
--------------------------------------------------------------------------------
Shares redeemed        (39,003)        (6,484)      (294,655)      (52,676)
--------------------------------------------------------------------------------
Net increase
  (decrease)           (14,913)       124,151     $  (97,836)  $ 1,206,583
================================================================================

NOTE G
Concentration of Risk
Investing in securities of foreign companies involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

NOTE H
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2002.

*Commencement of operations.


--------------------------------------------------------------------------------
24 o Alliance Select Investor Series Small Cap Growth Portfolio


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                      ------------------------------
                                                                 Class A
                                                      ------------------------------
                                                                        January 25,
                                                        Year Ended       2001(a) to
                                                       October 31,      October 31,
                                                             2002              2001
                                                      ------------------------------
Net asset value, beginning of period.................       $7.54         $10.00
                                                      ------------------------------
Income From Investment Operations
Net investment loss(b)(c)............................        (.23)          (.21)
Net realized and unrealized loss on investment
  transactions.......................................       (1.39)         (2.25)
                                                      ------------------------------
Net decrease in net asset value from operations......       (1.62)         (2.46)
                                                      ------------------------------
Net asset value, end of period.......................       $5.92         $ 7.54
                                                      ==============================
Total Return
Total investment return based on net
  asset value(d).....................................      (21.48)%       (24.60)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)............      $1,004         $1,381
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements............        3.26%          3.75%(e)
  Expenses, net of waivers/reimbursements,
    excluding interest expense ......................        3.25%          3.25%(e)
  Expenses, before waivers/reimbursements............       13.40%         15.99%(e)
  Net investment loss, net of waivers/reimbursements.       (3.09)%        (3.06)%(e)
Portfolio turnover rate..............................         168%           160%


See footnote summary on page 27.



--------------------------------------------------------------------------------
                 Alliance Select Investor Series Small Cap Growth Portfolio o 25


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                      ------------------------------
                                                                 Class B
                                                      ------------------------------
                                                                        January 25,
                                                        Year Ended       2001(a) to
                                                       October 31,      October 31,
                                                             2002              2001
                                                      ------------------------------
Net asset value, beginning of period.................       $7.50         $10.00
                                                      ------------------------------
Income From Investment Operations
Net investment loss(b)(c)............................        (.28)          (.25)
Net realized and unrealized loss on investment
  transactions.......................................       (1.37)         (2.25)
                                                      ------------------------------
Net decrease in net asset value from operations......       (1.65)         (2.50)
                                                      ------------------------------
Net asset value, end of period.......................       $5.85         $ 7.50
                                                      ==============================
Total Return
Total investment return based on net
   asset value(d)....................................      (22.00)%       (25.00)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)............      $1,578         $1,609
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements............        3.96%          4.51%(e)
  Expenses, net of waivers/reimbursements,
    excluding interest expense.......................        3.95%          3.95%(e)
  Expenses, before waivers/reimbursements............       13.87%         16.22%(e)
  Net investment loss, net of waivers/reimbursements.       (3.79)%        (3.83)%(e)
Portfolio turnover rate..............................         168%           160%

See footnote summary on page 27.



--------------------------------------------------------------------------------
26 o Alliance Select Investor Series Small Cap Growth Portfolio


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                      ------------------------------
                                                                 Class C
                                                      ------------------------------
                                                                        January 25,
                                                        Year Ended       2001(a) to
                                                       October 31,      October 31,
                                                             2002              2001
                                                      ------------------------------
Net asset value, beginning of period.................       $7.50         $10.00
                                                      ------------------------------
Income From Investment Operations
Net investment loss(b)(c)............................        (.28)          (.26)
Net realized and unrealized loss on investment
  transactions.......................................       (1.37)         (2.24)
                                                      ------------------------------
Net decrease in net asset value from operations......       (1.65)         (2.50)
                                                      ------------------------------
Net asset value, end of period.......................       $5.85         $ 7.50
                                                      ==============================
Total Return
Total investment return based on net
   asset value(d)....................................      (22.00)%       (25.00)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)............        $639           $931
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements............        3.96%          4.53%(e)
  Expenses, net of waivers/reimbursements,
   excluding interest expense........................        3.95%          3.95%(e)
  Expenses, before waivers/reimbursements............       14.02%         15.90%(e)
  Net investment loss, net of waivers/reimbursements.       (3.79)%        (3.87)%(e)
Portfolio turnover rate..............................         168%           160%


(a)Commencement of operations.
(b) Based on average shares outstanding.
(c) Net of expenses waived by the Adviser.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.


--------------------------------------------------------------------------------
                 Alliance Select Investor Series Small Cap Growth Portfolio o 27

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Alliance
Select Investor Series, Inc. Small Cap Growth Portfolio
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Select Investor Series, Inc. Small Cap Growth Portfolio (the "Fund") at October 31, 2002, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from January 25, 2001 (commencement of operations) through October 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
December 13, 2002




--------------------------------------------------------------------------------
28 o Alliance Select Investor Series Small Cap Growth Portfolio

GLOSSARY OF INVESTMENT TERMS


basis point (bp)
One basis point equals 0.01%.

benchmark
A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization
The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

equity
Another term for stock.


index
A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)
The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio
The collection of securities that make up a fund's or an investor's investments.

sector
Refers to a distinct part of the economy, for example, the technology sector.

small capitalization
Refers to a company with a relatively small market capitalization.

--------------------------------------------------------------------------------
                 Alliance Select Investor Series Small Cap Growth Portfolio o 29

ALLIANCE CAPITAL
The Investment Professional's Choice


Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/02.





--------------------------------------------------------------------------------
30 o Alliance Select Investor Series Small Cap Growth Portfolio

ALLIANCE CAPITAL AT YOUR SERVICE



At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o  Automatic Reinvestment
   You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.
o  Automatic Investment Program
   Build your investment account by having money automatically transferred from your bank account on a regular basis.
o  Dividend Direction Plans
   You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.
o  Auto Exchange
   You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.
o  Systematic Withdrawals
   Regular checks for specified amounts can be sent to you or to your brokerage or bank account.
o  E-Statements and Electronic Delivery
   Sign up to view your quarterly mutual fund, retirement or CollegeBoundfundSM account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.
o  A Choice of Purchase Plans
   Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.
o  Telephone Transaction
   Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.
o  Alliance Answer: 24-Hour Information
   For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).
o  The Alliance Advance
   A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.
o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.
* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

--------------------------------------------------------------------------------
                 Alliance Select Investor Series Small Cap Growth Portfolio o 31

BOARD OF DIRECTORS


John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS
Bruce K. Aronow, Vice President
Thomas Bardong, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor
Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
32 o Alliance Select Investor Series Small Cap Growth Portfolio

MANAGEMENT OF THE FUND


Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                         PORTFOLIOS
                                                                           IN FUND                        OTHER
NAME, AGE OF DIRECTOR,              PRINCIPAL                              COMPLEX                    DIRECTORSHIPS
      ADDRESS                     OCCUPATION(S)                          OVERSEEN BY                     HELD BY
(YEARS OF SERVICE*)           DURING PAST 5 YEARS                          DIRECTOR                      DIRECTOR
--------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR
INTERESTED DIRECTOR
John D. Carifa,** 57         President, Chief Operating Officer and a        114                         None
1345 Avenue of the Americas  Director of Alliance Capital Management
New York, NY 10105           Corporation ("ACMC"), with which he has
 (4)                         been associated with since prior to 1997.

DISINTERESTED DIRECTORS
Ruth Block, #+, 72           Formerly an Executive Vice President and         93                         None
P.O. Box 4623                the Chief Insurance Officer of The
Stamford, CT 06903           Equitable Life Assurance Society of the
(4)                          United States; Chairman and Chief
                             Executive Officer of Evlico. Formerly a
                             Director of Avon, BP Amoco Corporation,
                             Ecolab, Inc., Tandem Financial Group and
                             Donaldson, Lufkin & Jenrette Securities
                             Corporation.

David H. Dievler, #+, 73     Independent Consultant. Until December 1994,     98                        None
P.O. Box 167                 Senior Vice President of ACMC
Spring Lake, NJ 07762        responsible for mutual fund administration.
(4)                          Prior to joining ACMC in 1984, Chief
                             Financial Officer of Eberstadt Asset
                             Management since 1968. Prior to that,
                             Senior Manager at Price Waterhouse & Co.
                             Member of the American Institute of
                             Certified Public Accountants since 1953.

John H. Dobkin,#+, 60        Consultant. Formerly a Senior Advisor            94                       None
P.O. Box 12                  from June 1999-June 2000 and President
Annadale, NY 12504           (December 1989-May 1999) of Historic
(4)                          Hudson Valley (historic preservation).
                             Previously, Director of the National
                             Academy of Design and during
                             1988-92, Director and Chairman of the
                             Audit Committee of ACMC.
William H. Foulk, Jr.,
#+, 70                       Investment Adviser and an Independent           110                       None
2 Soundview Drive            Consultant. Formerly Senior Manager of
Suite 100                    Barrett Associates, Inc., a registered
Greenwich, CT 06830          investment adviser, with which he had been
(4)                          associated since prior to 1997. Former
                             Deputy Comptroller of the State of New
                             York and, prior thereto, Chief Investment
                             Officer of the New York Bank for Savings.



--------------------------------------------------------------------------------
                 Alliance Select Investor Series Small Cap Growth Portfolio o 33

                                                                         PORTFOLIOS
                                                                           IN FUND                        OTHER
NAME, AGE OF DIRECTOR,              PRINCIPAL                              COMPLEX                    DIRECTORSHIPS
      ADDRESS                     OCCUPATION(S)                          OVERSEEN BY                     HELD BY
(YEARS OF SERVICE*)           DURING PAST 5 YEARS                          DIRECTOR                      DIRECTOR
--------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR
DISINTERESTED DIRECTORS
(continued)
Clifford L. Michel, #+, 63   Senior Counsel of the law firm of Cahill         93                        Placer Dome
15 St. Bernard's Road        Gordon & Reindel since February 2001                                           Inc.
Gladstone, NJ 07934          and a partner of that firm for more than
(4)                          25 years prior thereto. President and
                             Chief Executive Officer and Director of
                             Wenonah Development Company
                             (investments) and a Director of Placer
                             Dome Inc. (mining).

Donald J. Robinson, #+, 68   Senior Counsel of the law firm of Orrick,        92                            None
98 Hell's Peak Road,         Herrington & Sutcliffe LLP since prior to
Weston, VT 05161             1997. Formerly a senior partner and a
(4)                          member of the Executive Committee of
                             that firm. Formerly a member and
                             Chairman of the Municipal Securities
                             Rulemaking Board and a Trustee of the
                             Museum of the City of New York.


*  There is no stated term of office for the Fund's Directors.
** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.
#  Member of the Audit Committee.
+  Member of the Nominating Committee.


--------------------------------------------------------------------------------
34 o Alliance Select Investor Series Small Cap Growth Portfolio


OFFICER INFORMATION
Certain information concerning the Portfolio's Officers is listed below.

                               Position(s)                Principal Occupation
Name, Address* and Age       Held with Fund               During Past 5 Years**
---------------------------------------------------------------------------------------------------------------------------
John D. Carifa, 57          Chairman &                       See biography above.
                            President

Bruce K. Aronow, 36         Vice President                   Senior Vice President of Alliance Capital
                                                             Management Corporation ("ACMC"), since 1999.
                                                             Prior thereto, he was a Vice President at
                                                             Invesco since 1998 and a Vice President at LGT
                                                             Asset Management since prior to 1997.

Thomas J. Bardong, 57       Vice President                   Senior Vice President of ACMC, with which he has
                                                             been associated since prior to 1997.

Edmund P. Bergan, Jr., 52   Secretary                        Senior Vice President and the General Counsel
                                                             of Alliance Fund Distributors, Inc. ("AFD") and
                                                             Alliance Global Investor Services Inc. ("AGIS"),
                                                             with which he has been associated since prior to 1997.

Mark   D. Gersten, 52       Treasurer and Chief             Senior Vice President of AGIS with Financial Officer
                                                            which he has been associated since prior to 1997.

Vincent S. Noto, 38         Controller                      Vice President of AGIS, with which he has been
                                                            associated since prior to 1997.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.
** ACMC, AFD and AGIS are affiliates of the Fund.
The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
                 Alliance Select Investor Series Small Cap Growth Portfolio o 35

ALLIANCE CAPITAL FAMILY OF FUNDS


U.S. Stock Funds
Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds
Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series
U.S. Large Cap Portfolio

Global & International Stock Funds
All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series
Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds
Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds
National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds
Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.
** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.
*** Alliance Global Dollar Government Fund changed its name to Alliance
    Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
36 o Alliance Select Investor Series Small Cap Growth Portfolio

Alliance Select Investor Series
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


Alliance Capital(R)
The Investment Professional's Choice

R These registered service marks used under license from the owner, Alliance Capital Management L.P.

SISSCAR1002